Exhibit 99.1

                  ALBANY INTERNATIONAL RECEIVABLES CORPORATION

Albany International Corp.
Geschmay Corp.
Albany International Research Co.
Albany International Techniweave, Inc.
Albany International Canada Corp.

         Re: Third Amendment to Exhibit A to Purchase and Sale Agreement dated as of September 28, 2001 (the "Agreement")

Ladies and Gentlemen:

      The undersigned, Albany International Receivables Corporation, as Buyer under the Agreement, hereby proposes to further amend Exhibit A of the Agreement, pursuant to the terms of such Exhibit A as well as Section 8.1 of the Agreement, as follows:

      The Historical Loss Factor, which was initially described as 0.6% of the Face Amount of receivables sold to Buyer, and has been amended from time to time to reflect actual historical loss experience, is hereby amended to 0.08%.

      These changes in pricing terms shall be effective as of May 1, 2005. Capitalized terms used but not defined above shall have the meanings ascribed to them in the Agreement.

      Please indicate your acceptance of the foregoing by executing in the space provided below your name.

                                              Very truly yours,

                                              ALBANY INTERNATIONAL
                                              RECEIVABLES CORPORATION

                                              By: /s/
                                                  ------------------------------
                                                  David C. Michaels
                                                  President & Treasurer

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ACCEPTED BY:

ALBANY INTERNATIONAL CORP.

By: /s/
    -------------------------------------
Name:  Charles J. Silva, Jr.
Title: Vice President and General Counsel

GESCHMAY CORP.

By: /s/
    -------------------------------------
Name:  Charles J. Silva, Jr.
Title: Vice President and Secretary

ALBANY INTERNATIONAL RESEARCH CO.

By: /s/
    -------------------------------------
Name:  Charles J. Silva, Jr.
Title: Vice President

ALBANY INTERNATIONAL TECHNIWEAVE, INC.

By: /s/
    -------------------------------------
Name:  Charles J. Silva, Jr.
Title: Secretary

ALBANY INTERNATIONAL CANADA CORP.

By: /s/
    -------------------------------------
Name:  Edward Walther
Title: President